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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 3, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-10702               34-1531521
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 (State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)               File Number)         Identification No.)



       500 Post Road East, Suite 320, Westport, Connecticut            06880
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             (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

     (a) Terex Corporation (the "Company" or "Terex") issued a press release on March 3, 2005, providing certain preliminary financial results for the Company for its fiscal year ended December 31, 2004. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 4.02. Non-Reliance on Previously Issued Financial Statements.

     As previously disclosed in Current Reports on Form 8-K furnished to the Securities and Exchange Commission ("SEC") on October 27, 2004, November 10, 2004, and January 13, 2005, the Company has commenced a detailed examination of intercompany transactions in an effort to reconcile imbalances in certain of the Company's accounts. Management of the Company has conducted this examination and kept the Board of Directors of the Company and the Audit Committee of the Company's Board of Directors (the "Audit Committee") informed of its progress on a regular basis. In addition, the Audit Committee has retained independent counsel to advise it with respect to this matter and authorized such counsel to conduct an independent investigation into the circumstances giving rise to the imbalances.

     In the Current Report on Form 8-K furnished to the SEC on January 13, 2005, Terex previously announced that the management of Terex and the Audit Committee concluded that the Company's financial statements for the years ended December 31, 2001, 2002 and 2003 need to be restated to correct certain errors and, accordingly, such financial statements should no longer be relied upon.

     On March 3, 2005, the Company issued a press release announcing that, based on the results of its internal review to date, management of Terex and the Audit Committee concluded on March 3, 2005, that the financial statements of Terex for the year ended December 31, 2000 need to be restated to correct certain errors and, accordingly, such financial statements also should no longer be relied upon.

     The need for the Company to restate the Company's foregoing financial statements arose primarily from the Company's failure to properly record certain intercompany transactions. The Company's rapid growth through acquisitions, complex transactions and facility closures and reorganizations during the periods in question were factors that contributed to the errors.

     The Company's management and the Audit Committee have kept PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm ("PWC"), updated on the status of both the internal review and independent investigation, have discussed the findings to date with PWC, and have informed PWC of the determination that the Company's financial statements specified above should no longer be relied upon. Until the conclusion of the Company's internal review activities and the completion of procedures by the Company's independent registered public accounting firm, there can be no assurance that there will not be additional errors discovered that may affect the periods indicated above, which may impact management's determination of the effect of the adjustments necessary to correct any misstatements, or which may require the Company to determine that financial statements of the Company for other fiscal years should no longer be relied upon.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 8.01. Other Events.

     On March 3, 2005, the Company issued a press release describing, among other things, the status of its previously announced internal accounting review and the audit of its financial statements for its fiscal year ended December 31, 2004 by its independent registered public accounting firm. The press release also contains a summary of the Company's outlook for 2005. A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on March 3, 2005.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 2005

                                            TEREX CORPORATION

                                            By:     /s/  Phillip C. Widman
                                            Name:   Phillip C. Widman
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer